UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2005

WELLCARE HEALTH PLANS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8725 Henderson Road, Renaissance One Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 24, 2005 and January 31, 2005, the Registrant received an executed Amendment No 3 and Amendment No. 2, respectively, to the AHCA Contract between the State of Florida, Agency for Health Care Administration and WellCare HMO, Inc., d/b/a/ StayWell Health Plan of Florida. Amendment No. 3 reflects certain administrative changes resulting from the Registrant’s change of corporate headquarters and Amendment No. 2 increases the contract amount and authorized enrollment levels under the AHCA Contract. Copies of these Amendments No. 2 and 3 are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report.

On January 31, 2005, the Registrant received an executed Amendment No. 2 to the AHCA Contract between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc. Amendment No. 3, among other things, increases the contract amount and authorized enrollment levels under the AHCA Contract. A copy of this Amendment No. 3 is attached as Exhibit 10.3 to this Current Report.

In addition, on January 31, 2005 and February 3, 2005, the Registrant received executed amendments to the Medicaid Managed Care Model Contracts between WellCare of New York, Inc., a wholly-owned subsidiary of the Registrant and Dutchess County, New York and Sullivan County, New York, respectively. Among other matters, the amendments amend the definitions of Covered Services and Non-Covered Services. Copies of the amendments are attached as Exhibits 10.4 and 10.5, respectively, to this Current Report.

In the interest of providing interested parties with full access to its federal, state and county contracts, the Registrant has elected to file such contracts with the Securities and Exchange Commission. The Registrant does not believe that its business is substantially dependent on many of these contracts when each is taken individually.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Amendment No. 2 to AHCA Contract between the State of Florida, Agency for Health Care Administration and WellCare HMO, Inc., d/b/a/ StayWell Health Plan of Florida.

10.2	Amendment No. 3 to AHCA Contract between the State of Florida, Agency for Health Care Administration and WellCare HMO, Inc., d/b/a/ StayWell Health Plan of Florida.

10.3	Amendment No. 2 to AHCA Contract between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc.

10.4	Amendment to Medicaid Managed Care Model Contract between WellCare of New York, Inc. and Dutchess County, New York.

10.5	Amendment to Medicaid Managed Care Model Contract between WellCare of New York, Inc. and Sullivan County, New York.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCARE HEALTH PLANS, INC.

Date: February 3, 2005	/s/ THADDEUS BEREDAY
Thaddeus Bereday
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 2 to AHCA Contract between the State of Florida, Agency for Health Care Administration and WellCare HMO, Inc., d/b/a/ StayWell Health Plan of Florida.

10.2	Amendment No. 3 to AHCA Contract between the State of Florida, Agency for Health Care Administration and WellCare HMO, Inc., d/b/a/ StayWell Health Plan of Florida.

10.3	Amendment No. 2 to AHCA Contract between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc.

10.4	Amendment to Medicaid Managed Care Model Contract between WellCare of New York, Inc. and Dutchess County, New York.

10.5	Amendment to Medicaid Managed Care Model Contract between WellCare of New York, Inc. and Sullivan County, New York.